Wells Fargo Utility Symposium December 7, 2022 8-K December 7, 2022

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

3 Company Overview

4

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~56% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Earnings & Cash Flow

- Pending Montana electric and natural gas rate review to reduce regulatory lag, aid earnings and cash flow and improve balance sheet strength
- History of consistent annual dividend growth

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend long-term payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services – Governance, Risk and Compliance Leadership Awards 2015 Winner

2015 Utility Customer Champion Residential – Cogent Reports

50/50 Women on Boards 3+ – Three or more women serve on our board

Corporate Governance Awards 2019 – corporatesecretary – Winner

Moody's Investors Service

5th Best Governance Score

About NorthWestern 5 Montana Operations Electric 391,400 customers 24,996 miles – transmission & distribution lines 876 MW maximum capacity owned power generation Natural Gas 206,600 customers 7,111 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 38.8 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,800 customers 813 miles of distribution pipeline Data as of 12/31/2021 South Dakota Operations Electric 64,200 customers 3,628 miles – transmission & distribution lines 395 MW nameplate owned power generation Natural Gas 48,600 customers 1,759 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 6 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Nearly $4.2 billion of rate base investment to serve our customers Data as reported in our 2021 10-K (1) Utility Margin is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

7

Highly Carbon-Free Supply Portfolio

2021 Electric Generation Portfolio - Montana


59%
Carbon-Free
MT
Wind Contracted 21.1%
Wind Owned 2.4%
Contracted CELP & YELP 12.3%
Natural Gas Contracted 1.9%
Natural Gas / Other Owned 4.2%
Coal Owned 23.0%
Hydro Owned 33.1%
Hydro Contracted 1.5%
Solar Contracted 0.5%

Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA).

2021 Electric Generation Portfolio - South Dakota


44%
Carbon-Free
SD
Wind Owned 20.4%
Natural Gas / Other Owned 4.0%
Coal Owned 52.2%
Wind Contracted 23.4%

2021 Electric Generation Portfolio - Total NWE


56%
Carbon-Free
NWE
Wind Contracted 21.5%
Wind Owned 5.7%
Contracted CELP & YELP 10.1%
Natural Gas Contracted 1.6%
Natural Gas / Other Owned 4.1%
Coal Owned 28.3%
Hydro Owned 27.1%
Hydro Contracted 1.2%
Solar Contracted 0.4%

Based upon 2021 MWH's of owned and long-term contracted resources. Approximately 56% of our total company owned and contracted supply is carbon-free – better than the national average of ~40% in 2021. (eia.gov table 7.2b)

NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

Strong Utility Foundation 8  Solid and generally improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average *  Solid electric system reliability  Better than average natural gas leaks per mile * SD & NE bills temporarily impacted by ongoing recovery of the February 2021 prolonged cold weather event that resulted in extreme price excursion for purchased power and natural gas.

Solid Economic Indicators 9 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories in-line or better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2020/2021 EEI Statistical Yearbook – Table 7.2 and EIA.gov

10 Business & Financial Update

 Requested base rate increase supports over a billion dollars invested in Montana critical infrastructure, while keeping operating costs below the rate of inflation, since our last rate reviews. (Test years: 2015 nat. gas and 2017 electric)  Approximately 42%1 of the requested total electric and natural gas revenue increase is driven by flow-through costs including market power purchases and property taxes.  With the requested rate relief, including the substantial flow- through costs, our total customer bill increases are in line with inflation. Montana Rate Review 11 1) $82 million of PCCAM & property tax recovery as a percent of $194 million total electric and natural gas request. 2) Requesting structural revisions to the PCCAM mechanism to send price signals to customers and protect them from the large rate increases due to delayed recovery.

MT Rate Review – Interim Rates / Procedural Schedule 12 September 28th, the MPSC approved the recommendations of the staff for interim rates, subject to refund, which increased rates by the following: • Base electric rates $29.4 million • PCCAM rates $61.1 million • Base natural gas rates $1.7 million Final rates, once approved, will be retroactive back to interim effective date. Interim Rates effective October 1, 2022 Procedural Schedule Key dates are currently expected: 12/19/22: Intervenor testimony 03/06/23: NorthWestern rebuttal testimony and cross- intervenor testimony 04/10/23: Hearing commences

13

Delivering Customer Value

Percent Increase over the prior Decade [1]


NWE Electric Bill [2]
6.6% (to current)
19.8% (approved interim)
33.9% (final)
NWE Natural Gas Bill [3]
19.6% (to current)
19.8%
32.8%
Butter 53.2%
Propane, kerosene, and firewood [4] 44.4%
Utility (Piped) Gas service [4] 44.1%
Fuel Oil [4] 39.3%
Meats 37.7%
Eggs 36.7%
Food Away from Home 36.3%
Housing 32.6%
Chicken 31.9%
Household Energy 30.9%
Postage 30.0%
Gasoline (all types) 27.1%
Consumer Price Index (All items) 26.9%
Electricity [4] 25.7%
Bread 23.4%
Milk 20.4%

1. Based on U.S. Bureau of Labor Statistics Consumer Price Index for All Urban Consumers comparing June of 2013 to July of 2022.
2. Based on a typical 750 kWh monthly Montana residential electric bill, excluding deferred balance from prior periods (June 2013 - July 2022).
3. Based on a typical 65 therm monthly Montana residential natural gas bill (June 2013 - August 2022).
4. Sub-component of Household Energy

NorthWestern's utility infrastructure investment (gross plant) - providing increased capacity, reliability and safety for our Montana customers - has more than doubled over the last decade (increasing over $2.9 billion) yet increases to customer bills have remained well below inflation.


Montana - Gross & Net Plant in Service
(Billions)
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.80 $3.0 $3.4 $4.3 $4.5 $4.7 $4.9 $5.2 $5.4 $5.7
$1.14 $1.2 $1.3 $1.4 $1.5 $1.6 $1.7 $1.8 $1.9 $2.0
$1.71 $1.8 $2.1 $2.9 $3.0 $3.1 $3.2 $3.4 $3.5 $3.7
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Accumulated Depreciation
Net Plant in Service
Source: MT Annual Reports - NWE Electric Utility, Gas Utility, Townsend Propane & Havre Pipeline - Schedule 27 (13 month average)

Capital Investment Forecast and Funding 14 $2.4 billion of low-risk capital investment forecasted over the next five years to address grid modernization and renewable energy integration. We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances under existing forward contracts. Financing plans are subject to change and balance our intention to protect our current credit ratings. (targeting a 14%-15% FFO to Debt ratio)

Continued Investment in a Sustainable Grid the Capital Investment Forecast 15 This sustainable level of capex is expected to drive annualized rate base growth of approximately 4%-5%. NorthWestern expects to issue 2023 Earnings Guidance with an updated Capital Investment Plan following an outcome in the Montana Rate Review.

Narrowing 2022 Earnings Guidance 16 NorthWestern affirms its recently narrowed 2022 Non-GAAP earnings guidance range of $3.20 to $3.35 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Inclusion of electric & natural gas interim rates effective October 1, 2022 as granted by the MPSC (subject to refund) • A consolidated income tax rate of approximately 0% to 3% of pre-tax income; and • Diluted shares outstanding of approximately 55.8 million to 56.4 million • Targeted long-term EPS growth of 3% - 6% while maintaining a 60% - 70% dividend payout ratio. • Rate base annualized growth of 4% - 5%. • Dividend payout ratio is expected to exceed 60%- 70% targeted range for 2022. 2023 Guidance: NorthWestern expects to issue 2023 Earnings Guidance with an updated Capital Investment Plan following an outcome in the Montana Rate Review.

Solid Balance Sheet and Ample Liquidity 17 Investment grade credit ratings, liquidity in excess of $100 million target, debt to capitalization within our targeted 50%-55% range and a manageable schedule of debt maturities. *Liquidity target temporarily increased to $200 million due to uncertain economic conditions brought about by COVID-19.

Supply Update 18 175 megawatt Yellowstone County generating project in Montana… • Construction began in April 2022 • Construction costs of approximately $275 million with $98.1 million invested to date • Current schedule anticipates commercial operation during 2024 Electric Supply Resource Plans South Dakota • Filed an updated integrated resource plan in September 2022 • Plan identifies 43 megawatts as retire and replace candidates with potential for competitive solicitation during 2023-2024 The recently completed 58-megawatt Bob Glanzer Generating Station in Huron, South Dakota, provides on-demand resources to support the variability of wind and solar projects coming onto our system and the grid in our region and help serve our customers during extended periods of peak demand. Montana • Expect to submit an integrated resource plan to the MPSC by the March 31, 2023 followed by an all-source competitive solicitation request for capacity available in 2026. The plan was delayed 90 days to allow portfolios and resulting resource adequacy to be analyzed in the context of the WRAP (Western Resource Adequacy Program) and to incorporate pricing impacts of the recently passed Inflation Reduction Act.

De-risking the Montana Capacity Deficit 19 NorthWestern has made significant progress to de- risk the capacity deficit between now and 2025. These near term capacity solutions allow time for clarity on Colstrip arbitration, further development in the western markets, and ongoing technological advances. We expect to submit an updated integrated resource plan early 2023*, followed by an all-source competitive solicitation request for capacity available in 2026. * Due to the significant impact of our ownership in Colstrip Unit 4 to the capacity available in our portfolio, the outcome in the arbitration amongst the co-owners may affect the timing of the submission of this plan. Beartooth Battery docket dismissed in Oct. 2022 based upon constitutional challenge of Montana’s preapproval statute.

20

Distribution System Update

Five Year Projects

System Efficiencies
- Advanced Distribution Management Systems (ADMS) Enhancements
- Fault Location, Isolation and Service Restoration (FLISR) Implementation
- Distribution Energy Resource (DER) Integration

Operational Efficiencies
- Transition of electric system controls from local manual controls to centralized automated controls
- Montana Advanced Metering Infrastructure (AMI)

Customer Experience
- Customer Portals & Smart Apps

Actionable Data
- Key Performance Indicators
- Predictive Analytics
- Enterprise Connectivity

Grid of the Future

New Technology
- Electric Vehicle Charging / Infrastructure
- Micro Management Systems (MGMS)
- Advanced Distribution Energy Resource Integration

Customer Experience
- Advanced Apps & Controls
- Predictive Analytics (i.e. Customer Bills)
- Home Area Networks
- Customized Solutions

Data Sharing
- Multitenant Solutions
- Transactive Controls


LED Streetlights


AMI Installation

Transmission System Update 21 Electric Transmission: • In June 2021, we joined the Western Energy Imbalance Market (WEIM). This real-time, within-hour energy market will provide the company’s Montana customers with economically efficient energy to resolve imbalances and variations in load and generation on our Montana system. • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence. WEIM active & Pending Participants

22 Regulatory & ESG

Our Commissioners 23 November 2022 Election Randy Pinocci (R) won unopposed Ann Bukacek (R) defeated John Repke (D). Brad Johnson is termed out November 2022 Election Chris Nelson - incumbent (R) defeated Jeff Barth (D) November 2022 Election Eric Kamler (R) won unopposed. Kamler defeated Rod Johnson in the primary. Kevin Stocker (R) won unopposed. Stocker beat Mary Ridder in the primary.

2022 Sustainability Report 24 • Published in November 2022 • Guided by our commitment to sustainability and our robust environmental, social and governance policies and practices. • Provides transparency into the social, environmental and economic impacts of NorthWestern Energy and offers insights into how we view sustainability. • Affirms our Net Zero by 2050 vision • Includes Sustainability Accounting Standards Board (SASB) and Task Force on Climate-Related Financial Disclosures (TCFD) aligned reporting. https://northwesternenergy.com/SustainabilityReport

25

ESG - Environmental

2021 Electric Generation Portfolio - Total NWE


56%
Carbon-Free
NWE
Montana & South Dakota combined
Wind Contracted 21.5%
Wind Owned 5.7%
Contracted CELP & YELP 10.1%
Natural Gas Contracted 1.6%
Natural Gas / Other Owned 4.1%
Coal Owned 28.3%
Hydro Owned 27.1%
Hydro Contracted 1.2%
Solar Contracted 0.4%

56% Carbon-Free Owned and Long-Term Contracted Portfolio in 2021
vs
~40% National Average in 2021
Based on MWh's

Source: *U.S. Energy Information Administration – form EIA.gov*
Table 7.2b Electric Net Generation: U.S. Electric Power Sector 2021
Note: NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

NorthWestern Energy - 2021 Electric Portfolio



56% Carbon-Free Electricity Portfolio from Owned and Long-Term Contract Resources - Based on MWh's

U.S. Electric Utilities - 2020 Net Electric Generation



40% Carbon-Free - U.S. Electric Utilities Net Generation - Based on MWh's

Source: EIA.gov Table 7.2b Electric Net Generation: U.S. Electric Power Sector - 2020



Beethoven Wind Farm



Black Eagle Power House

ESG - Social 26 Community EmployeesCustomers $2.6 Billion Economic Output in 2021 ($2.30B in Montana & $300M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2021 411 Number of nonprofits that received grants through Employee Volunteer Program $8.6 Million Low-Income Energy Assistance in 2021 Safety Culture Transformation Typical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

27

ESG - Governance

5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by **Moody's Investment Services** on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors


Age Diversity
70+ 1
50-59 3
60-69 4
Tenure Diversity
10+ yrs 2
<2 yrs 2
3-9 yrs 4
Ethnic Diversity
Middle Eastern 1
White 7
Gender Diversity
Female 3
Male 5

Executive Team


Age Diversity
60-69 3
40-49 2
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 4
On exec team
Gender Diversity
Female 4
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2021 Women on Boards. Three of the company's eight directors are female.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement has won governance awards – Best Proxy Statement (Small to Mid-Cap) by Corporation Secretary magazine (2014 & 2019) and Exemplary Compensation Discussion and Analysis from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

2021 CEO Pay

Ratio to Average Employee Salary

NWE

28:1

U.S. Utilities Average (2021)

79:1

Performance-Based Pay to Peers

76%

28 Leadership Transition

29

14 Years of Extraordinary Leadership

During Rowe's tenure, NorthWestern Energy has:

- Increased the critical energy infrastructure dedicated to serve our customers from $2.5 billion in 2008 to more than $7 billion in 2022, and more than tripled the company's value.
- Acquired or developed energy supply resources with long-term value, notably the 456 megawatt Montana hydro system, the 150 megawatt Dave Gates Generating Station in Montana, the 80 megawatt Aberdeen Generating Units in South Dakota, 131 megawatt of owned wind generation in Montana and South Dakota and recently, the 58 megawatt Bob Glanzer Generating Station in Huron, S.D.
- Invested more than a billion dollars in clean energy resources. The hydro system, along with owned and contracted wind and other resources, positions NorthWestern Energy so that approximately 60 percent of the electricity provided to our customers in Montana and South Dakota is from carbon-free resources.
- Invested $1.1 billion in infrastructure to modernize and increase the reliability and flexibility of our energy delivery system, and supported the deployment of technology throughout the company.
- Reduced customers' exposure to the volatile regional energy markets by buying or building generation resources dedicated to serve our customers at prices based on the cost of production. Rowe emphasizes that, "In Montana especially, this is critical unfinished work."
- Partnered with the communities we serve on economic development and to meet customer and community needs.
- Fostered a culture built on safety, service, results and caring.



NorthWestern Energy
Delivering a Bright Future

14 Years of Extraordinary Leadership 30 “Bob Rowe is passionate about NorthWestern Energy’s culture, built on collaborative interaction, mentorship and fellowship. Our outstanding employee group, demonstrating a commitment to safety, commitment to our customers, commitment to our environment, and commitment to our communities is a testament to Bob’s relentless focus on promoting and supporting that culture. Bob’s vision of this company’s role in a rapidly changing energy future has successfully achieved the balance critical to our successes today, tomorrow and for years into the future. Brian is a respected industry financial leader with an excellent understanding of NorthWestern Energy’s operations. He has been instrumental in guiding the company to today’s solid financial footing.” Dana Dykhouse Chairman of the Board NorthWestern Energy

Conclusion 31 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Improving Earnings & Cash Flows (current rate review pending)

32

Montana Rate Review 33 Operating and other costs increases are not driving this request. 49% of total requested increase is driven by capital investment. 42% is driven by increases in flow-through costs - PCCAM 35% and Property Taxes 7%. * All other base rate components, including operating costs, income taxes & offsetting miscellaneous revenue growth since last filing. Appendix

Modifications to Existing Revenue Mechanisms 34 FCRM Redesign Proposal The current decoupling, or the Fixed Cost Recovery Mechanism (FCRM), pilot design is flawed because it does not cover all customers or all fixed costs. NorthWestern proposes to fix this to include all customers and all fixed costs. PCCAM Redesign Proposal The current Power Costs & Credit Adjustment Mechanism (PCCAM) does not allow for timely response to changes in market conditions. NorthWestern proposes: • Annual updates to forecasted costs • Monthly adjustments to outstanding balances • More granular modeling to better capture the market Appendix

New Revenue Mechanisms 35 NorthWestern Proposes new revenue adjustment mechanisms to support three areas critical to safe and reliable service for our customers. Enhanced Wildfire Mitigation Plan • Allows for the ability to adjust rates to reflect the recovery of the annual expenses and new capital in service associated with NorthWestern’s 5-Year Enhanced Wildfire Mitigation Plan. • Any differences between forecasted and actual costs would be trued up at the end of the 5-year period of 2024-2028. Cyber/IT • Allows for the ability to increase recovery of costs associated with maintenance and support agreements in between rate review based on escalation factor tied to inflation. • The reasonableness of an inflation escalator would be reexamined in the next rate review. Reliability • Allows for the ability to recover on an interim basis costs related to new Reliability resources once in- service in between rate reviews. • Costs would be subject to refund and reviewed in the next rate review. • NorthWestern seeks to include recovery of Yellowstone County Generating Station. Appendix

ESG Publications 36 Environmental Social Governance These eight publications* provide valuable insight into NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. * Available at: https://www.northwesternenergy.com/about-us/environmental-social-governance and https://www.northwesternenergy.com/about-us/investors/financials Appendix

NWE Rate Base and Earnings Profile 37Appendix (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. Data as reported in our 2021 10-K Coal Generation Rate Base as a percentage of Total Rate Base Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 10 -14% of earnings from its jointly owned coal generation rate base.

Appendix 38

Accredited Capacity Contribution in Montana


NorthWestern Energy Montana - Accredited Capacity Contribution of Resources
(2021 Resource Mix of Owned and Long-Term (L-T) Contracted Resources)
Total Nameplate Capacity (MW): 1,472.8
Total Accredited Capacity Contribution (MW): 837.4
2021 Peak Load (MW): 1,200.0
Megawatts (MW)
600
500
400
300
200
100
0
96.5% Capacity Contribution
202
195
93.2% Capacity Contribution
309
288
60.0% Capacity Contribution
490
294
13.1% Capacity Contribution
454
59
5.2% Capacity Contribution
17
1
Natural Gas
Coal & Other
Hydro
Wind
Solar
Owned Nameplate Capacity (MW)
L-T Contracted Nameplate Capacity (MW)
Owned Accredited Capacity Contribution (MW)
L-T Contracted Accredited Capacity Contribution (MW)

Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers.

Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement for NorthWestern Energy's resources that are on-line or in service as of 12/31/2021 and the ELCC is based on 2021 values.

Coal & Other: 222MW Colstrip (30% ownership in jointly owned coal plant) and 87 MW of Federally mandated Qualifying Facilities (52MW Petroleum-coke contract with Yellowstone Energy Limited Partnership and 35MW waste coal contract with Colstrip Energy Limited Partnership).

On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its ~13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit.

Appendix 39

Alternative Capacity Considerations

Yellowstone County RICE Generation	Wind Farm	Solar Farm
Capacity 96.5%* Credit	Capacity ~13% Credit	Capacity ~5% Credit
175 MW Nameplate Needed	**1,222 MW** Nameplate needed	**3,077 MW** Nameplate needed
$275 Million Cost to Build ($1,571 per kW)	**$2.1 BILLION** Cost to Build ($1,718 per kW)	**$4.1 BILLION** Cost to Build ($1,327 per kW)
$ $$	$ $	$ $

Note: Each dollar sign above represents $100 million of investment and the shaded area below represents the land requirement, according to generation type, to provide required capacity.


Yellowstone County RICE Facility ~10 acres
Land Requirement
Solar Farm ~18,500 acres
Wind Farm ~60,400 acres

We expect to build the 175MW nameplate Yellowstone County Reciprocating Internal Combustion Engine (RICE) generation facility for approximately $275 million with capacity generation output of roughly 160 MW*.

If we were to build wind or solar to provide the equivalent 160 MW of capacity, we estimate a range of roughly $2.1 billion to $4.1 billion in capital costs – roughly 8 to 15 times our RICE units investment.

* Natural gas Reciprocating Internal Combustion Engine (RICE) facility capacity credit of 96.5% is further adjusted for altitude levels at our Yellowstone County location (160 MW capacity contribution versus 175 MW nameplate).

Note: Capacity Credit factors are based on Effective Load Carrying Capability (ELCC) as of Dec. 2021.

The cost per kW per fuel type Cost and Performance Characteristics of New Generating Technologies, Annual Energy Outlook 2022 (eia.gov)

Cost Calculation: 160 MW of capacity from Yellowstone County RICE Facility. 160 MW divided by Capacity Credit then times the cost per fuel type equals total capex investment.

Significant Capacity Retirements in the West 40 Planned coal retirements in the west exceed 20 gigawatts over the next decade resulting in worsening capacity deficits as forecasted by the Northwest Power Plan. Appendix Confirmed End-of-life Proposed Unknown 750MW

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 41Appendix

Timeline of Montana Generation Portfolio 42 Since 2011, we have added approximately 780 MW, both owned and long- term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix Owned and Long-Term Resource Portfolio Timeline

Comparison of Installed Capacity 43 California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix Source: EIA.gov – 2021 Form EIA-860 Data - Schedule 3 for calendar year 2021

2022-2026 Capex Plan 44Appendix $2.4 billion of total capital investment over the five year period (a $300 million increase to prior 5-year forecast). This is driven by highly executable transmission and distribution capital enabling growth and does not include potential IRP impacts in Montana or South Dakota.

Investment for Our Customers’ Benefit 45 Over the past decade we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2021 CAGRs Estimated Rate Base: 10.4% GAAP Diluted EPS: 5.6% 2008-2021 CAGRs NWE typical electric bill: 1.7% NWE typical natural gas bill: (2.3%) 2008-2021 CAGRs US average electric bill: 1.4%* US average natural gas bill: (1.0%)** Appendix

A History of Growth 46 2012-2021 CAGR’s: GAAP EPS: 3.4% - Non-GAAP EPS: 4.5% - Dividend: 5.9% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50 Appendix

Summary Financial Results 47 (1) (Third Quarter) Appendix (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

EPS Bridge to Third Quarter 2022 48 (Third Quarter) Appendix We estimate favorable weather in the third quarter 2022 resulted in a $4.2 million pretax benefit as compared to normal and a $0.8 million benefit as compared to third quarter 2021. See slide 7 and “Non-GAAP Financial Measures” slide in the appendix for additional detail on this measure. After-tax Earnings Per Share

Utility Margin Bridge 49 (Third Quarter) Appendix Pre-tax Earnings $3.2 Million (1.4%) decrease in Utility Margin due to items that impact Net Income. NOTE: Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

50 Utility Margin (Third Quarter) (dollars in millions) Three Months Ended September 30, 2022 2021 Variance Electric $ 196.7 $ 198.1 $ (1.4) (0.7%) Natural Gas 29.4 29.2 0.2 0.7% Total Utility Margin $ 226.1 $ 227.3 $ (1.2) (0.5%) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure. (1) Appendix Decrease in utility margin due to the following factors: $ (4.7) Lower transmission revenue (1.3) Higher non-recoverable Montana electric supply costs (0.6) Lower natural gas retail volumes 2.1 Higher electric retail volumes 1.3 Prior year unfavorable electric QF liability adjustment $ (3.2) Change in Utility Margin Items Impacting Net Income $ 2.2 Higher property taxes recovered in revenue, offset in property tax expense (0.4) (0.1) Lower revenue from higher production tax credits, offset in income tax expense (0.1) Lower operating expenses recovered in revenue, offset in O&M expense $ 2.0 Change in Utility Margin Offset Within Net Income $ (1.2) Decrease in Utility Margin

$ 2.2 Higher property and other taxes recovered in trackers, offset in revenue 0.6 Higher pension and other postretirement benefits, offset in other income (0.5) Lower non-employee directors deferred compensation, offset in other income (0.1) Lower operating and maintenance expenses recovered in trackers, offset in revenue $ 2.2 Change in Operating Expense Items Offset Within Net Income $ 6.3 Increase in Operating Expenses Operating Expenses 51 (Third Quarter) (dollars in millions) Three Months Ended September 30, 2022 2021 Variance Operating & maintenance $ 54.7 $ 56.0 $ (1.3) (2.3%) Administrative & general 28.1 24.9 3.2 12.9% Property and other taxes 46.5 43.6 2.9 6.7% Depreciation and depletion 48.6 47.1 1.5 3.2% Operating Expenses $ 177.9 $ 171.6 $ 6.3 3.7% $1.9 Appendix (1) We have included the change in the non- service cost component of our pension and other postretirement benefits, which is recorded within other income on our Condensed Consolidated Statements of Income, within the labor and benefits amount above in order to present the total change in labor benefits expenses. This change is offset below within this table as it does not affect our operating expenses. Increase in operating expenses due to the following factors: $ 1.5 Higher depreciation expense due to plant additions 0.7 Higher property tax expense due to a decrease in the estimated state and local taxes 0.5 Increase in uncollectible accounts (due to prior year collection of previously written off balances) 0.4 Higher line clearance expenses 0.4 Higher litigation expenses 0.4 Higher travel expenses (1.2) Prior year write-off of preliminary construction costs (0.6) Lower labor and benefits (1) (0.3) Lower technology implementation and maintenance expense 2.3 Other miscellaneous $ 4.1 Change in Operating Expense Items Impacting Net Income

Operating to Net Income 52 (dollars in millions) Three Months Ended September 30, 2022 2021 Variance Operating Income $ 48.2 $ 55.7 $ (7.5) (13.5%) Interest expense (25.3) (23.3) (2.0) (8.6%) Other income, net 4.2 5.3 (1.1) (20.8%) Income Before Taxes 27.1 37.7 (10.6) (28.1%) Income tax benefit (expense) 0.3 (2.5) 2.8 (112.0%) Net Income $ 27.4 $ 35.2 $ (7.8) (22.3%) (Third Quarter) Appendix $2.0 million increase in interest expenses was primarily due to higher interest on borrowings under our revolving credit facilities, partly offset by higher capitalization of AFUDC. $1.1 million decrease in other income was primarily due to a decrease in the value of deferred shares held in trust for non-employee directors deferred compensation, partly offset by a decrease in the non-service costs component of pension expense. $2.8 million Income tax improvement was primarily due to lower pre-tax income.

Tax Reconciliation 53Appendix (Third Quarter)

Appendix 54

GAAP to Non-GAAP Earnings
(Third Quarter)

Three Months Ended September 30,

(in millions)	GAAP: Three Months Ended Sept. 30, 2022	Non-GAAP Adjustments: Favorable Weather	Non-GAAP Adjustments: Move Pension Expense to OG&A (disaggregated with ASU 2017-07) (1)	Non-GAAP Adjustments: Non-employee Deferred Compensation	Non GAAP: Three Months Ended Sept. 30, 2022	Non-GAAP Variance: Variance $	Non-GAAP Variance: Variance %	Non GAAP: Three Months Ended Sept. 30, 2021	Non-GAAP Adjustments: QF Liability - adjustment associated with one-time clarification of contract term	Non-GAAP Adjustments: Non-employee Deferred Compensation	Non-GAAP Adjustments: Move Pension Expense to OG&A (disaggregated with ASU 2017-07) (1)	Non-GAAP Adjustments: Favorable Weather	GAAP: Three Months Ended Sept. 30, 2021
Revenues	$335.1	(4.2)			$330.9	$7.0	2.2%	$323.9	1.3			(3.4)	$326.0
Fuel, supply & dir. tx	109.0				109.0	10.3	10.4%	98.7					98.7
Utility Margin (2)	226.1	(4.2)	-	-	221.9	(3.3)	-1.5%	225.2	1.3	-	-	(3.4)	227.3
Op. Expenses													
OG&A Expense	82.8		(1.7)	0.6	81.7	1.8	2.3%	79.9		0.1	(1.1)		80.9
Prop. & other taxes	46.5				46.5	2.9	6.7%	43.6					43.6
Depreciation	48.6				48.6	1.5	3.2%	47.1					47.1
Total Op. Exp.	177.9	-	(1.7)	0.6	176.8	6.2	3.6%	170.6	-	0.1	(1.1)	-	171.6
Op. Income	48.2	(4.2)	1.7	(0.6)	45.1	(9.5)	-17.4%	54.6	1.3	(0.1)	1.1	(3.4)	55.7
Interest expense	(25.3)				(25.3)	(2.0)	-8.6%	(23.3)					(23.3)
Other (Exp.) Inc., net	4.2		(1.7)	0.6	3.1	(1.2)	-27.9%	4.3		0.1	(1.1)		5.3
Pretax Income	27.1	(4.2)	-	-	22.9	(12.7)	-35.7%	35.6	1.3	-	-	(3.4)	37.7
Income tax	0.3	1.1	-	-	1.4	3.4	172.7%	(2.0)	(0.3)	-	-	0.9	(2.5)
Net Income	$27.4	(3.1)	-	-	$24.3	($9.3)	-27.7%	$33.6	1.0	-	-	(2.5)	$35.2
ETR	-0.9%	25.3%	-	-	-6.0%			5.5%	25.3%	-	-	25.3%	6.6%
Diluted Shares	56.6				56.6	4.6	8.8%	52.0					52.0
Diluted EPS	$0.47	(0.05)	-	-	$0.42	($0.23)	-35.4%	$0.65	0.02	-	-	(0.05)	$0.68

The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or a variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

(1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share).

(2) Utility Margin is a non-GAAP *Measure See the slide titled "Explaining Utility Margin" for additional disclosure.*

NorthWestern Energy
Delivering a Bright Future

2022 YTD GAAP to Non-GAAP Earnings 55 The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non- recurring or a variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Utility Margin is a non-GAAP Measure See the slide titled “Explaining Utility Margin” for additional disclosure. Appendix (YTD thru September 30)

Balance Sheet 56Appendix Debt to Total Capitalization down from last year and remains within our targeted 50% - 55% range.

Cash Flow 57Appendix (YTD thru September 30) Cash from Operating Activities increased by $87.7 million primarily due to: • $76.5 million increase in collection of energy supply costs from customers, which includes costs incurred during a February 2021 prolonged cold weather event, and the under-collected position of Montana’s PCCAM for the July 2020 – June 2021 period; and Funds from Operations decreased by $15.6 million primarily due to lower net income. Under-collected Supply Costs (in millions) Beginning (Jan. 1) Ending (Sep. 30) Outflow 2021 $3.9 $84.5 ($80.6) 2022 $97.8 $101.9 ($4.1) 2022 Improvement (less outflow) $76.5

Qualified Facility Earnings Adjustment 58Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

Quarterly PCCAM Impacts 59Appendix Pre-tax Millions In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

2021 System Statistics 60 Note: Statistics above are as of 12/31/2021 except for electric transmission for others which is 2020 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Non-GAAP Financial Measures – Utility Margin 61Appendix (1) Utility Margin is a non-GAAP Measure. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report.

Non-GAAP Financial Measures (1 of 3) 62Appendix

Non-GAAP Financial Measures (2 of 3) 63Appendix This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Non-GAAP Financial Measures (3 of 3) 64Appendix The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Utility Margin (Revenues less Fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion)), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Utility Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

65